1	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 24, 2008

RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Drake									One well with Walter
Ocean Ambassador									One well with Apache

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

Domestic Deepwater Semisubmersibles (8)
Ocean Quest	3,500'	GOM	Contracted	Noble	two year term + option	upper 350’s	mid June 2007	mid June 2009	Available; actively marketing.
Ocean Star	5,500'	GOM	Contracted	Anadarko	term extension	upper 410’s	late Nov. 2007	late Nov. 2008	Available; actively marketing.
Ocean America	5,500'	GOM	Contracted	Mariner	term	upper 460’s	mid March 2008	early July 2009	Available, actively marketing.
Ocean Valiant	5,500'	GOM	Contracted	Anadarko	one year term extension	upper 420’s	mid March 2008	late June 2009	One-year term extension interrupted for special survey and maintenance expected to begin mid July and end mid Oct. 2008. Available; actively marketing.
Ocean Victory	5,500'	GOM	Contracted	Murphy	completion Murphy contract	upper 330’s	late July 2007	mid July 2008	Callon and Newfield have swapped slots. Next up is now two wells with Callon in low 500's beginning mid July 2008 and ending mid Jan. 2009; followed by one well with Newfield in low 300's (swap from old Voyager contract in low 300's) beginning mid Jan. 2009 and ending mid Mar. 2009; followed by one well extension with Newfield plus option in low 500's beginning mid Mar. 2009 and ending late April 2009.
Available; actively marketing.
Ocean Baroness	7,000'	GOM	Contracted	Hess	three year term extension	mid 360’s	late Nov. 2007	mid April 2010	Available; actively marketing.
Ocean Confidence	7,500'	GOM	Contracted	Murphy	four year term + option	low 500's	late Feb. 2008	mid March 2012	Thruster maintenance early Oct. to mid Oct. 2008. Available.
Ocean Endeavor	10,000'	GOM	Contracted	Devon	four year term + option	mid 260’s	early July 2007	late June 2011	Available.

Domestic 2nd/3rd Semisubmersibles (2)
Ocean Yorktown	2,850'	GOM	Contracted	DODI	prep, mobe and acceptance test for Brazil	—	—	early July 2008	Five-year term contract with Petrobras in Brazil in mid 230’s plus lump sum mobe and potential 15% bonus beginning in early July 2008 and ending in early July 2013. Available.
Ocean Saratoga	2,200'	GOM	Contracted	LLOG	six month term + option	low 300's	late Oct. 2007	early June 2008	Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 24, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

Domestic Jackups (7)
Ocean Crusader	200' MC	GOM	Contracted	Apache	three wells + option	low 60’s	early March 2008	early June 2008	Available; actively marketing.
Ocean Drake	200' MC	GOM	Contracted	Fairways Offshore	one well	low 60’s	late Feb. 2008	late April 2008	One well with Walter in low 60’s beginning late April and ending mid June 2008; followed by 5-year survey and maintenance beginning mid June and ending early August 2008. Available; actively marketing.
Ocean Champion	250' MS	GOM	Contracted	Bois d’Arc	90-day term + option	low 50’s	mid Jan. 2008	mid April 2008	90-day extension plus option with Bois d’Arc in high 50’s beginning mid April and ending early July, 2008. Available; actively marketing.
Ocean Spartan	300' IC	GOM	Contracted	Apache	three wells + option	low 60’s	mid Dec. 2007	mid April 2008	Available; actively marketing.
Ocean Summit	300' IC	GOM	Contracted	Energy Partners	one well + option	low 70’s	mid Jan. 2008	late Mar. 2008	One-well extension plus option with Energy Partners in mid 70’s beginning late March and ending late April, 2008. Available; actively marketing.
Ocean Titan	350' IC	GOM	Contracted	Apache	two wells	mid 80’s	mid Feb. 2008	early May 2008	Available; actively marketing.
Ocean Tower	350' IC	GOM	Contracted	Chevron	indexed term contract	low 140’s	early Dec. 2007	late April 2008	90-day extension plus option with Chevron in mid 100’s beginning late April and ending late July, 2008. Available; actively marketing.

International Semisubmersibles (19)

MEXICO
Ocean Ambassador	1,100'	Mexico	Contracted	PEMEX	112-day contract extension	low 190’s	mid Dec. 2007	late March 2008	Mobe to U.S. GOM late March to early April 2008. One well with Apache in mid 270’s beginning early April and ending late May; followed by 5-year survey and maintenance late May to mid Aug. 2008. Available; actively marketing.
Ocean New Era	1,500'	Mexico	Contracted	PEMEX	2 1/2-year term	mid 260’s	late Oct. 2007	mid Feb. 2010	Available.
Ocean Voyager	3,000'	Mexico	Contracted	PEMEX	2-1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010	Available.
NORTH SEA/MED
Ocean Nomad	1,200'	North Sea	Contracted	Talisman	18-month extension	mid 280’s	early Feb. 2007	late Sept. 2008	Survey and maintenance beginning early July 2008 and ending late Aug. 2008; followed by resumption of Talisman extension ending late Sept. 2008; followed by two-year term extension with Talisman in mid 330’s beginning late Sept. 2008 and ending late Sept. 2010. Available; actively marketing.
Ocean Guardian	1,500'	North Sea	Contracted	Oilexco	two year term	low 350’s	early June 2007	mid July 2009	Intermediate survey and maintenance mid May to late June 2008. Available; actively marketing.
Ocean Princess	1,500'	North Sea	Contracted	Talisman	two year term extension	upper 330’s	mid Feb. 2008	mid April 2010	5-year survey and maintenance beginning mid Aug. and ending mid Oct. 2008. Available; actively marketing.
Ocean Vanguard	1,500'	North Sea	Contracted	Statoil	resume contract	low 160’s	mid Jan. 2008	mid April 2008	Two year extension plus option with Statoil in low 400’s beginning mid April 2008 and ending mid April 2010. Available; actively marketing.
Ocean Lexington	2,200'	Egypt	Contracted	BP	36 month term + option	mid 260’s	late Nov. 2006	mid Aug. 2009	Available; actively marketing.

3	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 24, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

AUSTRALASIA
Ocean Bounty	1,500'	Australia	Contracted	Chevron	sublet from Woodside	low 350’s	early Feb. 2008	early Aug. 2008	Special Survey beginning early Aug. 2008 and ending mid Sept. 2008; followed by remainder of one-year term with Woodside in low 350’s beginning mid Sept. 2008 and ending mid March 2009. Available; actively marketing.
Ocean Patriot	1,500'	Australia	Contracted	Anzon	one well	low 350’s	early March 2008	mid April 2008	Remainder of Santos term plus option in high 370’s beginning mid April 2008 and ending late Nov. 2008; followed by two-year term contract in Australia at a dayrate between 380,000 and 420,000*** with Apache, plus option, beginning late Nov. 2008 and ending late Nov. 2010. Available; actively marketing.
Ocean Epoch	1,640'	Australia	Contracted	Apache	one-year term	low 350’s	early March 2008	early March 2009	550-day term contract in Australia in low 350’s with BHPB, plus option, beginning early March 2009 and ending early Sept. 2010. Available; actively marketing.
Ocean General	2,400	Indonesia	Contracted	Inpex	one well	mid 170’s	late Feb. 2008	late April 2008	5-year survey and maintenance beginning late April and ending late June 2008; followed by LOI for approximately 850 day’s work plus option in low 280’s beginning late June 2008 and ending late Oct. 2010. Available; actively marketing.
Ocean Rover	7,000'	Malaysia	Contracted	Murphy	balance of previously declared option wells	high 240’s	late Feb. 2008	late Dec. 2008	Single deepwater well in low 350’s beginning early June and ending late July; followed by UWILD survey and maintenance beginning late July 2008 and ending early Sept.; followed by balance of previously declared option wells in high 240’s beginning early Sept. and ending late Dec. 2008; followed by one well with Newfield in Malaysia in low 450’s beginning late Dec. 2008 and ending early Feb. 2009; followed by two-year term with Murphy in Malaysia in low 450’s beginning early Feb. 2009 and ending early Feb. 2011. Available; actively marketing.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 24, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

BRAZIL/TRINIDAD
Ocean Whittington	1,500'	Brazil	Contracted	Petrobras	five year term plus potential bonus	mid 220’s	late Aug. 2007	late Aug. 2012	Resume and complete contract upgrade work beginning early Oct. 2008 and ending late Nov. 2008; followed by resumption of five year term in mid 220’s plus potential 15% performance bonus. Available.
Ocean Concord	2,200'	Brazil	Contracted	Petrobras	five year term plus potential bonus	low 230’s	mid Jan. 2008	mid Jan. 2013	Available.
Ocean Yatzy	3,300'	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Five-year term extension in mid 240’s plus potential 10% performance bonus beginning early Oct. 2009 and ending early Oct. 2014. Available.
Ocean Winner	3,500'	Brazil	Contracted	Petrobras	four year extension plus potential bonus	low 110’s	mid Mar. 2006	mid Mar. 2010	Five-year term extension in low 270’s plus potential 10% performance bonus beginning mid Mar. 2010 and ending mid Mar. 2015. Available.
Ocean Worker	3,500'	Trinidad	Contracted	Petro- Canada	six-month term	low 450’s	mid Nov. 2007	early June 2008	Lump sum mobe to Brazil plus subsequent acceptance test beginning early June 2008 and ending mid Sept. 2008; followed by six-year term contract with Petrobras in low 270’s plus potential 10% performance bonus beginning mid Sept. 2008 and ending mid Sept. 2014. Available.
Ocean Alliance	5,000'	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	mid Jan. 2008	early Sept. 2009	Six-year term extension in low 340’s plus potential 15% performance bonus beginning early Sept. 2009 and ending early Sept. 2015. Available.
International Drillships (1)
Ocean Clipper	7,500'	Brazil	Contracted	DODI	survey and maintenance	—	—	early April 2008	Resume five year extension in low 180’s plus potential 5% performance bonus ending mid Dec. 2010. Available.
International Jackups (6)
Ocean Columbia	250' IC	Mexico	Contracted	Pemex	1-1/2 year term	mid 120’s	late Jan. 2008	mid June 2009	Available; actively marketing.
Ocean Nugget	300' IC	Mexico	Contracted	Pemex	term contract	upper 160’s	early Oct 2006	late Mar. 2009	Available; actively marketing.
Ocean King	300' IC	Croatia	Contracted	CROSCO	two year bareboat charter	upper 100's	mid Nov. 2007	early Nov. 2009	Two-year bareboat charter with Crosco in high 100's, beginning mid Nov. 2007 and ending early Nov. 2009. Available; actively marketing.
Ocean Sovereign	300' IC	Indonesia	Contracted	Kodeco	18-month term + option	mid 90’s	mid Oct. 2006	mid-April 2008	Intermediate survey mid April to early May 2008; followed by two-year term extension with Kodeco in mid 140’s beginning early May 2008 and ending early May 2010. Available; actively marketing.
Ocean Heritage	300' IC	Egypt	—	DODI	hot stacked	—	—	—	Available; actively marketing.
Ocean Spur	300' IC	Egypt	Contracted	Gaz de France	one well	low 190’s	late March 2008	late May 2008	One well with British Gas in Egypt in mid 130’s beginning late May and ending in early July 2008. Available; actively marketing.

5	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
March 24, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

Upgrade (1)
Ocean Monarch	2,200'	Shipyard	Upgrading	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning and commencement of mobe to GOM, late fourth quarter 2008; followed by completion of mobe to GOM and rig prep ending late Feb. 2009; followed by four-year term, plus option, with Anadarko in the GOM in the upper 420’s beginning late Feb. 2009 and ending late Feb. 2013. Available.

Newbuild Rigs Under Construction (2)
Ocean Shield	350' IC	Shipyard	—	—	—	—	—	—	Singapore shipyard, commissioning, mobe to Australia ending late May 2008; followed by one-year term in Australia with ENI in mid 260’s beginning upon delivery in the second quarter of 2008. Available; actively marketing.
Ocean Scepter	350' IC	Shipyard	—	—	—	—	—	—	Brownsville shipyard, commissioning ending late May 2008; followed by mobe to destination to be determined. Available; actively marketing.
NOTES: *Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement, and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico. ***Dayrate range disclosed pursuant to terms of contract.
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.